Exhibit 99.1

M a r c h 2 0 , 2 0 2 6 Announcement of Agreement to Acquire Breathe Right Exhibit 99.1

M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T Safe Harbor Disclosure 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the timing of the closing of the acquisition; the tax benefits from the acquisition; the Company’s ability to expand the acquired brand portfolio and create growth; the impact of the acquisition on the Company’s revenues, EBITDA, gross margin, EBITDA margin, free cash flow, EPS, Adjusted EPS, organic revenue, and net leverage; and the Company’s ability to rapidly delever. Words such as “anticipate,” “opportunity,” “continue,” “expect,” “enable,” “outlook,” “can,” “will,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability to meet the closing conditions; the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its products and to avoid inflationary cost increases and supply disruption; the impact of economic, financial market and business conditions; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; evolving U.S. and international tariffs and trade actions; geopolitical instability; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Non-GAAP and Other Financial Information In addition to financial information reported in accordance with generally accepted accounting principles (GAAP), we reference acquisition EBITDA which is a non-GAAP financial measure and represents earnings before interest, taxes, depreciation and amortization, as adjusted. Management believes the presentation of EBITDA provides useful additional information to investors about scale of operations in relation to Prestige. Net leverage ratio reflects net debt / covenant-defined EBITDA. Other adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule. We have italicized our trademarks and trade names, which are the property of the Company or its subsidiaries, when they appear in this presentation.

M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T Today’s Agenda 3 I. Strategic Rationale II. Portfolio Overview III. Transaction & Financial Highlights IV. The Road Ahead

M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T I. Strategic Rationale

M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T Highly Compelling Strategic and Financial Rationale 5 Transaction Meets Prestige’s Disciplined Strategic, Execution and Financial Acquisition Criteria ✓ Adds a Leading Global Brand in the Attractive “Better Breathing” Space ✓ Compelling Brand-Building Opportunity Expands Both Category and International Footprint ✓ Well-Aligned with Core Competencies ✓ Accretive Financial Profile and Anticipated Strong Economic Returns ✓ Rapid De-Leveraging Supported by Robust Free Cash Flow Profile

M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T II. Portfolio Overview

Scaled Platform of Leading OTC Consumer Healthcare Brands

Breathe Right

- Synonymous with Better Breathing Solutions
- #1 Nasal Strip with Global Reach
- Long-Standing Equity Since the Early 1990s

Children's Dimetapp

- #1 Most Trusted Children's Cold Relief Brand by Pharmacists[1]

ANBESOL

- #2 Branded Oral Analgesic

Loyalty Brands

ALAVERT, BRONKAID, CAMPHO PHENIQUE, Dristan, FiberCon, Primatene, St. Joseph

- Diverse Set of Brands Generating Strong Cash Flow to Support Reinvestment Across Portfolio

Revenue Mix



Breathe Right
~66%
Other Brands
~34%

Highly Attractive Financial Profile

- ✓ ~$200M Revenue
- ✓ 45%+ EBITDA Margin
- ✓ 70%+ Gross Margin
- ✓ Strong FCF Conversion

(1) Based on 2024 Brandspark / Newsweek Most Trusted by Pharmacists Awards.

Prestige Consumer Healthcare
MARCH 2026 ACQUISITION ANNOUNCEMENT
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Breathe Right®: The Better Breathing Authority

Breathe Right

Product Portfolio

***Breathe Right® Tan** – Stays on Better, Longer*



Breathe Right
TAN
OPENS YOUR NOSE
SLEEP
EXERCISE
TRAVEL
DRUG FREE TAN STRIPS

Original



Breathe Right
EXTRA STRENGTH TAN
OPENS YOUR NOSE
SLEEP
EXERCISE
TRAVEL
DRUG 26 FREE
TAN NASAL STRIPS

Extra Strength



Breathe Right
LAVENDER SCENTED TAN
OPENS YOUR NOSE
SLEEP
EXERCISE
TRAVEL
DRUG FREE TAN STRIPS

Lavender



Breathe Right
MENTHOL SCENTED TAN
OPENS YOUR NOSE
SNORING
EXERCISE
TRAVEL
DRUG FREE
26 TAN STRIPS

Menthol

***Breathe Right® Clear** – Better for Sensitive Skin, Easy to Remove*



Breathe Right
CLEAR
OPENS YOUR NOSE
SLEEP
EXERCISE
TRAVEL

Original



Breathe Right
EXTRA STRENGTH CLEAR
OPENS YOUR NOSE
SLEEP
EXERCISE
TRAVEL
DRUG FREE
26 CLEAR STRIPS

Extra Strength

- **Tangible Relief:** Immediately Increases Nasal Air Flow By Up to ~30%
- **Drug-Free Product:** Safe to Use with No Side Effects
- **Proprietary Technology:** Enabling Superior Experience
- **Strong Brand Equity:** 92% Aided Awareness, 53% Unaided Awareness
- **Broad Consumer Appeal:** Enhanced Claims About Product Efficacy Across Use Cases (Sleep Wellness, Snoring, Sport, Allergies, Travel)
- **Engaged Consumer Base:** Loyal Users Using 150+ Strips Per Year
- **Highly Loyal Consumer:** 89% Consecutive Repeat Rate
- **Significant Upside:** ~3% Current Household Penetration Rate

Prestige Consumer HEALTHCARE
MARCH 2026 ACQUISITION ANNOUNCEMENT
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An Iconic Global Brand

Breathe Right

Breathe Right is the Clear Category Leader…

(Nasal Strips Market Share)



Breathe Right
~60%
Market Share

…With International Reach…

(Revenue Mix by Geography)



U.S. & Canada
71%
29%
International

… with Compelling Financial Attributes

$125M+ Revenue

Strong Revenue Outlook

Stable Operating Model

Breathe Right Will Be the Largest Brand in Prestige's Portfolio and Represent a New Category for Prestige

Prestige Consumer HEALTHCARE

MARCH 2026 ACQUISITION ANNOUNCEMENT

9

M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T III. Transaction & Financial Highlights

Transaction Overview

Overview	• Acquiring a portfolio of OTC brands centered around Breathe Right® from Foundation Consumer Healthcare • Purchase Price of $1.045 billion in cash, or ~$900 million net of anticipated tax benefits • Generated ~$200 million of revenue and ~$95 million of EBITDA over the twelve months ended December 31, 2025 • Purchase Price represents ~11.0x EBITDA, or ~9.5x net of anticipated tax benefits • Transaction is immediately accretive to revenue, margins, earnings per share and free cash flow
Strategic Rationale	• Adds Breathe Right®, the #1 nasal strip brand in the attractive better-breathing category • Aligns with Prestige's business model and core competencies • ~15% of revenue is international, mostly in Europe, providing long-term growth opportunities • Accretive financial profile supports long-term financial algorithm
Financing	• Transaction is expected to be financed with cash on hand and a new term loan credit facility • Expected pro-forma bank-defined net leverage of ~4.0x at close, with clear path to return to long-term leverage target in fiscal 2028 • Expect rapid deleveraging and strong free cash flow generation consistent with prior acquisitions
Timing	• Acquisition is expected to close during the first half fiscal 2027 ending September 30, 2026 • Subject to certain closing conditions, including regulatory approvals

Prestige Consumer HEALTHCARE

MARCH 2026 ACQUISITION ANNOUNCEMENT

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Transaction Meaningfully Strengthens Scale and Financial Profile

Enhances Prestige Revenue[1] Scale …



~ +1.2x
~$1,100
~$1,300
Standalone
Pro Forma



Dramamine
MONISTAT
BC
Goody's
Summer's Eve
Breathe Right

Top 5 Brands by Revenue (Pro-Forma)

… with Strong Profitability[1]

~35% Estimated Pro-Forma[1] Company EBITDA Margin

$0.25+ Estimated Annualized EPS Accretion

Transaction is Attractive and Reinforces Prestige's Long-Term Algorithm

Note: Dollar values in millions. (1) LTM as of 12/31/2025.

Prestige Consumer HEALTHCARE
MARCH 2026 ACQUISITION ANNOUNCEMENT
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M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T 4.1x 3.8x 3.3x 2.8x 2.4x 2.4x ~4.0x <3.0x Q2 FY22 FY 22 FY 23 FY 24 FY 25 FY 26E Q2 FY27E FY 28E Industry-Leading Free Cash Flow Supports Rapid De-Leveraging Transaction Financing Cash Generation • Transaction is expected to be financed with cash on hand and a new term loan credit facility • Anticipated pro-forma bank-defined net leverage of approximately 4.0x at close • Expect rapid deleveraging consistent with prior acquisitions given strong free cash flow generation • Clear path to return to the Company’s long-term leverage target (<3.0x net leverage) in fiscal 2028 Prestige Bank-Defined Net Leverage Ratio Over Time 13

M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T IV. The Road Ahead

Proven Strategy Delivers Long-Term Performance

Proven Ability to Execute Value Creation Strategy

1. Investing for Growth with Proven Brand-Building Playbook
2. Superior Business Attributes Drive Strong Free Cash Flow
3. Scalable & Efficient Platform Enables Capital Allocation Optionality

Prestige 5 Year CAGR's FY 2020 to FY 2025

Revenue	Organic Revenue[1]	Adj. EPS[2]
+3.4%	+2.4%	+8.8%

(1) Reflects GAAP Total Revenues excluding the impact of foreign currency exchange rates.
(2) Calculated as Non-GAAP Adjusted Net Income, divided by the diluted weighted average number of shares outstanding.

Prestige Consumer HEALTHCARE
MARCH 2026 ACQUISITION ANNOUNCEMENT
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M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T Repeatable and Consistently Disciplined Approach to M&A Portfolio Expansion Added Business, Geographic Capabilities Key Brands Select M&A Examples 2012 2013-14 2014 2015 2016 2021 2025 2026 11+ Acquisitions in Past 16 Years 16

Portfolio & Strategy Well-Positioned for Long-Term Value Creation

1. Diversified Portfolio of Leading, Trusted Brands
2. Established Organic Growth Brand-Building Playbook
3. Superior Financial Profile Generating Consistent Free Cash Flow
4. Scalable Platform
5. Organic Growth Reinforced by Proven & Repeatable M&A Strategy

Prestige's Business Attributes & Execution Drive Superior Shareholder Value Creation

Prestige Consumer HEALTHCARE
MARCH 2026 ACQUISITION ANNOUNCEMENT
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M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T Q&A

Reconciliation Schedules

Organic Revenue, Adjusted Net Income & Adjusted EPS

	Year Ended March 31, 2025	Year Ended March 31, 2020
(In Millions)		
GAAP Total Revenues	$ 1,137.8	$ 963.0
Revenue Change CAGR	3.4%	
Adjustments:		
Impact of foreign currency exchange rates	(0.1%)	
Impact of acquisitions & divestitures[a]	(0.9%)	
Total Adjustments	**(1.0%)**	
Non-GAAP Organic Revenue CAGR	2.4%	

a) Removes the effects of our Akorn acquisition and strategic exit of certain private label business

	2025 Net Income	2025 Adjusted EPS	2020 Net Income	2020 Adjusted EPS
(In Thousands, except per share data)				
GAAP Net Income (Loss) and Diluted EPS	$ 214,605	$ 4.29	$ 142,281	$ 2.78
Adjustments:				
Transition & other costs associated with new warehouse and divestiture in Cost of Goods Sold[a]			9,170	0.18
Loss on disposal of assets			382	0.01
Loss on extinguishment of debt			2,155	0.04
Tradename impairment	12,466	0.25	-	-
Tax impact of adjustments[b]	(2,961)	(0.06)	(2,974)	(0.06)
Normalized tax rate adjustment[c]	2,236	0.04	318	0.01
Total Adjustments	**11,741**	**0.23**	**9,051**	**0.18**
Non-GAAP Adjusted Net Income and Adjusted EPS	**$ 226,346**	**$ 4.52**	**$ 151,332**	**$ 2.96**

a) Items related to new warehouse represent costs to transition to the new warehouse and duplicate costs incurred during the transition. Items related to divestiture represent costs related to divesting of assets sold.

b) Income tax effect of above adjustments using the normalized tax rate.

c) Income tax adjustment to adjust for discrete income tax items.

Note: Amounts may not add due to rounding

Prestige Consumer HEALTHCARE

MARCH 2026 ACQUISITION ANNOUNCEMENT

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M A R C H 2 0 2 6 A C Q U I S I T I O N A N N O U N C E M E N T